UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  May 7, 2015

COMSTOCK RESOURCES, INC.

(Exact Name of Registrant as Specified in Charter)

STATE OF NEVADA	001-03262	94-1667468
(State or other jurisdiction incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5300 Town and Country Boulevard
Suite 500
Frisco, Texas 75034
(Address of principal executive offices)

(972) 668-8800
(Registrant's Telephone No.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition

On May 11, 2015, Comstock Resources, Inc. ("Comstock") announced financial results for the three months ended March 31, 2015.  A copy of the press release announcing Comstock's earnings and operating results for the three months ended March 31, 2015 and other matters is attached hereto as Exhibit 99.1.

The earnings press release contains financial measures that are not in accordance with generally accepted accounting principles in the United States ("GAAP").  Comstock has provided reconciliations within the earnings release of the non-GAAP financial measures to the most directly comparable GAAP financial measures.  Operating cash flow is presented in the earnings release because management believes it to be useful to investors as a common alternative measure of cash flows.  EBITDAX is presented in the earnings release because management believes that EBITDAX, which represents Comstock's results from operations before interest, income taxes, and certain non-cash items, including depreciation, depletion and amortization and exploration expense, is a common alternative measure of operating performance used by certain investors and financial analysts.  The non-GAAP financial measures described above should be considered in addition to, but not as a substitute for, measures of financial performance prepared in accordance with GAAP that are presented in the earnings release.

Item 5.07     Submission of Matters to a Vote of Security Holders

The Company held its 2015 Annual Meeting of Stockholders on May 7, 2015.  The following proposals were submitted to the holders of the Company's common stock for a vote:

1.	The election of three nominees to the Board of Directors;
2.	An Amendment to our 2009 Long-term Incentive Plan to authorize an additional 1,050,000 shares for future equity-based incentive awards;
3.	The ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2015;
4.	To approve, on an advisory basis, the Company's 2014 compensation of its named executive officers; and
5.	To consider a stockholder proposal to adopt a policy that limits the acceleration of vesting on equity awards granted to named executive officers in the event of a change in control.

38,093,115 shares of the Company's common stock were represented at the meeting or 80.1% of the Company's voting capital stock.   8,472,905 of the 38,093,115 shares were broker non-votes and were only included in the results on proposal 3.

The results of such votes were as follows:

1.	The following votes were cast in the election of the three nominees to the Board of Directors:

Name of Nominee	Number of Votes Voted For	Number of Votes Withheld	Total

Roland O. Burns	28,002,917	1,617,293	29,620,210
David K. Lockett	29,020,420	599,790	29,620,210
Frederic D. Sewell	27,541,153	2,079,057	29,620,210

2.	The following votes were cast in the proposal to amend our 2009 Long-term Incentive Plan to authorize an additional 1,050,000 shares for future equity-based incentive awards:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Total

28,397,724	1,083,781	138,705	29,620,210

3.	The following votes were cast in the ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2015:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Total

37,243,175	676,912	173,028	38,093,115

4.	The following votes were cast in the advisory vote on executive compensation:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Total

28,566,849	864,120	189,241	29,620,210

5.
The following votes were cast in the stockholder proposal to adopt a policy that limits the acceleration of vesting on equity awards granted to named executive officers in the event of a change in control:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Total

10,780,558	18,744,447	95,205	29,620,210

In addition, a stockholder proposal that asked for the Board to adopt and present for stockholder approval a "proxy access" bylaw, which was included in the Company's Proxy Statement for the Annual Meeting, was withdrawn by the stockholder who made the proposal prior to the meeting.

The information contained in Item 2.02 of this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01     Financial Statements and Exhibits

Exhibit 99.1	Press Release dated May 11, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMSTOCK RESOURCES, INC.

Dated: May 11, 2015	By:	/s/ ROLAND O. BURNS
Roland O. Burns
President and Chief Financial Officer